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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT


   PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES AND EXCHANGE ACT OF 1934

       Date of Report (Date of Earliest Event Reported): December 19, 2006
                                                         -----------------

                        GREATER ATLANTIC FINANCIAL CORP.
                        --------------------------------
             (Exact name of registrant as specified in its charter)


                                    DELAWARE
                                    --------
                 (State or other jurisdiction of incorporation)

         0-26467                                              54-1873112
------------------------------                                ----------
(Commission File Number)                                    (IRS Employer
                                                        Identification Number)


10700 Parkridge Boulevard, Suite P50 Reston, Virginia            20191
-----------------------------------------------------            -----
(Address of Principal Executive Offices)                      (Zip Code)


                                 (703) 391-1300
                                 --------------
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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ITEM 8.01     OTHER EVENTS
              ------------

            On December 19, 2006, Greater Atlantic Financial Corp. (the "Company") issued a news release announcing that the first quarter distribution of Greater Atlantic Capital Trust I 6.50% Cumulative Convertible Trust Preferred Securities (the "Trust Preferred Securities") scheduled for December 31, 2006, as well as future distributions on the Trust Preferred Securities, will be deferred.

            The announcement by the Company follows advice received by Greater Atlantic Bank from the Office of Thrift Supervision that it would not approve Greater Atlantic Bank's application to pay a cash dividend to the Company.

            Accordingly, the Company exercised its right to defer the payment of interest on its 6.50% Convertible Junior Subordinated Debentures Due 2031 related to the Trust Preferred Securities, for an indefinite period (which can be no longer than 20 consecutive quarterly periods).

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS
              ---------------------------------

        (d)   Exhibits

              Number       Description
              ------       -----------

              99.1 Greater Atlantic Financial Corp. Press Release, dated December 19, 2006



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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       GREATER ATLANTIC FINANCIAL CORP.



Date: December 19, 2006                By:  /s/ Carroll E. Amos
                                            ------------------------------------
                                            Carroll E. Amos, President and Chief
                                            Executive Officer